UNITED STATES
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SCHEDULE 14A

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LIFEPOINT HEALTH, INC.
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On July 23, 2018, William F. Carpenter III, Chairman and Chief Executive Officer of LifePoint Health, Inc., sent the following communication to employees:

July 23, 2018

Dear LifePoint Colleagues,

I am thrilled to share with you some news that marks a pivotal moment in LifePoint Health’s history. This morning, we announced that we have signed an agreement to merge with RCCH HealthCare Partners, which is owned by certain funds managed by affiliates of Apollo Global Management, LLC, a leading global alternative investment manager. After the transaction closes, which is expected to occur over the course of the next several months, the combined company will be privately held and operate under the LifePoint Health name. I will continue to lead the combined company. This is an opportunity that we believe will allow us to meaningfully extend our mission and ensure that non-urban communities across the country have access to quality care, while generating new opportunities for growth and partnerships that will help us navigate the changing healthcare industry dynamics.

Since our founding nearly 20 years ago, LifePoint has been committed to advancing its mission of Making Communities Healthier. As a private company, and with Apollo’s support, I believe that we will be even better positioned to serve our communities and ensure that our company continues to grow and thrive.

RCCH is another Tennessee-based healthcare company with a shared commitment to quality and a portfolio of facilities, including regional health systems across the United States, that is highly complementary to ours. They have a talented group of people, and I’m looking forward to getting to know them better. By joining together, we will expand our geographic footprint, which will allow us to bring our expertise and proven methods for advancing quality and patient safety to more communities faster than we could have on our own.

We recognize that, as with any change, you may be wondering, “What does this mean for me?” In short, LifePoint will operate much as it does today, guided by the mission, vision, values and High Five Guiding Principles that are the foundation of our culture and business. So, while our ownership structure is changing, our business strategy and commitment to providing high quality care and Making Communities Healthier remains the same. For you, this means that your daily jobs of caring for patients and supporting our facilities, providers and communities will remain largely unchanged and should proceed as usual.

In addition, the size, scale, and focus on growth for the new organization will be impactful for our patients, employees and partners. Attached is a “frequently asked questions” document to help address some other questions we anticipate you may have right now.

While there are many reasons to be excited about this new chapter for our company, it is important that we not lose sight of our day-to-day priorities and responsibilities. We must remain focused on our objectives and continue to deliver for our patients and communities. In the coming weeks, we will be developing integration plans to help with a smooth transition. As we work through these plans to bring our companies together, we are committed to keeping you informed and will provide updates as there is information to share.

Today’s announcement may lead to inquiries from the media or other external parties and, as always, it is important that we speak with one voice on this matter. Should you receive any inquiries, please immediately direct them as you normally would according to your facility’s policy. For hospital employees, that means you should direct inquiries to your local marketing director, and HSC employees should direct them to HSC Communications.

On behalf of the Board of Directors and management team, I want you to know how proud we are of all that we have accomplished together. Having been part of LifePoint from the very beginning, I am particularly grateful to each and every one of you for sharing this journey with me. I cannot think of anything more rewarding than a career in which you can make a meaningful impact and do so alongside people you like and respect. I am confident that, as a private company, our teams will continue supporting our mission and shaping community healthcare.

Thank you for your continued commitment to Making Communities Healthier.

Sincerely,

Bill Carpenter
Chairman & Chief Executive Officer

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving LifePoint. In connection with the proposed merger, LifePoint plans to file with the Securities and Exchange Commission (the “SEC”) preliminary and definitive proxy statements and other relevant documents. This communication is not a substitute for the proxy statement or any other document that LifePoint may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF LIFEPOINT ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the proxy statement and other documents filed by LifePoint with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov, and LifePoint’s website, www.lifepointhealth.net.

Participants in the Solicitation

LifePoint and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of LifePoint common stock in respect of the proposed transaction. Information about the directors and executive officers of LifePoint is set forth in LifePoint’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 23, 2018 and proxy statement for its 2018 annual meeting of stockholders, filed with the SEC on April 25, 2018. Additional information regarding potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant documents to be filed by LifePoint with the SEC in respect of the proposed transaction.

Forward-Looking Statements

This communication contains certain information, including statements as to the expected timing, completion and effects of the proposed merger involving LifePoint, which may constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, and actual results may differ materially. Such forward looking statements include, among others, statements about the benefits of the proposed transaction, including future financial and operating results, plans, objectives, expectations for LifePoint and other statements that are not historical facts. Such statements are based on the current beliefs and expectations of the management of LifePoint and are subject to significant risks and uncertainties outside of LifePoint’s control. These risks and uncertainties include the possibility that the anticipated benefits from the proposed transaction will not be realized, or will not be realized within the expected time periods; the occurrence of any event, change or other circumstances that could give rise to termination of the proposed transaction agreement; the failure of LifePoint’s stockholders to adopt the merger agreement; operating costs, loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed transaction; the retention of certain key employees at LifePoint; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the inability to obtain necessary regulatory approvals of the proposed transaction or the receipt of such approvals subject to conditions that are not anticipated; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the outcome of any legal proceedings related to the proposed transaction; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; the impact of the proposed transaction on LifePoint’s credit rating; and other risks described in LifePoint’s Form 10- K, Form 10-Q and Form 8-K reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, LifePoint does not undertake any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

LifePoint Health Employee FAQ

1.              What was announced?

•                  We announced that LifePoint Health has entered into an agreement to merge with RCCH HealthCare Partners, which is owned by certain funds managed by affiliates of Apollo Global Management, LLC, a leading global alternative investment manager.

•                  Upon completion of the transaction, the combined company will be privately held, operate under the LifePoint Health name and be led by Bill Carpenter, LifePoint’s chairman and chief executive officer.

•                  We believe this transaction will allow us to meaningfully extend our mission and ensure that non-urban communities across the country have access to quality care, while generating new opportunities for growth and partnerships. This will help us navigate the changing healthcare industry dynamics.

2.              Who is RCCH?

•                  Like LifePoint, RCCH is headquartered in Brentwood, Tennessee, and operates regional health systems across the United States. RCCH has more than 14,000 employees and 2,500 affiliated physicians and mid-level providers.

•                  RCCH has built a strong network of hospitals through strategic partnerships and joint ventures with leading healthcare organizations.

•                  LifePoint and RCCH are aligned in our missions and commitment to ensuring that non-urban communities across the country have access to quality care, close to home.

•                  Together, we can extend this shared focus while generating new opportunities for growth and partnerships that will help us navigate the changing healthcare industry dynamics.

3.              Who is Apollo?

•                  Apollo Global Management is one of the world’s leading alternative investment managers with extensive experience investing in companies and helping them grow.

•                  Apollo takes a consistent, rigorous, value-oriented approach to its investments. It gives its funds’ portfolio companies the flexibility to invest today in strategies that are expected to create value over time.

4.              How will LifePoint merge with RCCH?

•                  When the transaction is complete, which is expected to occur over the course of the next several months, LifePoint and RCCH will merge our operations.

•                  The combined company will be privately held, operate under the LifePoint Health name and be led by Bill Carpenter, LifePoint’s chairman and chief executive officer.

•                  Please keep in mind that we have only just announced this exciting transaction, and there are many details that will need to be addressed as we develop integration plans and move through the process of merging our companies.

•                  Along the way, we are committed to keeping you informed while we work to execute a smooth transition for all stakeholders — especially our employees.

5.              What are the benefits of this transaction?

•                  This transaction enables us to join with RCCH, a partner that enhances LifePoint’s strong network and long-term potential and shares our confidence in the road ahead.

•                  LifePoint and RCCH are aligned in our missions and commitment to ensuring that non-urban communities across the country have access to quality care, close to home.

•                  Together, we can extend this shared focus while generating new opportunities for growth and partnerships that will help us navigate the changing healthcare industry dynamics.

•                  As a private company, and with Apollo’s support, we believe we will be even better positioned to serve our communities and ensure that our company continues to grow and thrive.

6.              What does it mean to be a privately held company?

•                  Essentially, transitioning from a public company to a privately held company means that LifePoint will go from having multiple investors who own stock that is traded on the stock exchange, to one investor who becomes our strategic partner.

•                  This will allow us to partner with our investor and leverage their expertise in ways we could not as a publicly held company.

•                  We are particularly excited about this, because we believe that RCCH and Apollo align with and believe in our mission and vision.

•                  We are eager to explore new opportunities that will help us develop what the future of non-urban healthcare looks like in America, alongside RCCH and Apollo.

•                  Additionally, there are some regulatory costs that will go away when we are not a publicly traded company.

7.              What does this transaction mean for LifePoint employees?

•                  Until the transaction closes, which we expect to occur over the course of the next several months, LifePoint will remain an independent company. In short, it is business as usual.

•                  During this period, our patients and communities are counting on our continued commitment to delivering high-quality care, and your focus on your responsibilities is paramount to our continued success.

•                  After the transaction closes, the combined company will be named LifePoint Health, and our headquarters will continue to be in Brentwood.

•                  LifePoint will continue to be guided by the mission, vision, values and High Five Guiding Principles that are the foundation of our culture and business.

8.              What does this transaction mean for LifePoint physicians?

•                  The objective of LifePoint physicians should continue to be delivering quality care to patients, guided by the mission, vision, values and High Five Guiding Principles that are the foundation of our culture and business.

•                  Our patients and communities will continue to count on our physicians as they always have. Your focus on your work is paramount to our continued success.

9.              Will there be any layoffs as a result of this transaction?

•                  The size, scale, and focus on growth for the new organization will be impactful for our patients, employees and partners.

•                  While our ownership structure is changing, our business strategy and commitment to providing high-quality patient care and Making Communities Healthier remains the same.

•                  Please keep in mind that we have only just announced this exciting transaction, and we are committed to keeping you informed as we move through this process.

10.       Will there be any changes to employee salaries, compensation or benefits as a result of the transaction?

•                  Until the transaction closes, LifePoint remains an independent company and it is business as usual.

•                  As such, there will be no immediate changes to compensation and benefits as a result of the transaction.

•                  In the coming weeks, we will be developing integration plans to help with a smooth transition.

•                  Please keep in mind that we have only just announced this exciting transaction, and we are committed to keeping you informed as we move through this process.

•                  HR will reach out with additional information as details are confirmed.

11.       What does this mean for facilities/agencies that are jointly owned by LifePoint and our strategic partners (i.e., Duke, LHC Group, Norton)? What does this mean for our relationship with Duke LifePoint and the National Quality Program?

•                  One of the many reasons we believe this transaction is so compelling to RCCH and Apollo is our strong partnerships with well-known leaders in patient safety and clinical quality.

•                  As such, these partnerships have been and will continue to be very important to LifePoint following the completion of the transaction.

•                  While our ownership structure is changing, our strategy and commitment to our patients and communities remains the same.

•                  We will be working together with RCCH and LifePoint’s joint venture partners to develop an appropriate transition plan for our partnerships.

12.       What happens to the LifePoint stock or options that I own? Can we trade LifePoint shares?

•                  Holders of LifePoint common stock will receive $65.00 in cash for each share of common stock you own upon the closing of the transaction.

•                  Any outstanding unvested options and restricted stock units (RSUs) will vest immediately upon closing. You will receive additional communications from HR as to how all of these mechanics work.

13.       What happens to my 401(k)?

•                  Until the transaction closes, LifePoint will remain an independent company, and our current 401(k) program will continue to operate per its current policy and requirements.

•                  Please keep in mind that we have only just announced this exciting transaction, and we are committed to keeping you informed as we move through this process.

•                  HR will reach out with additional information as details are confirmed.

14.       Will our mission, vision, values and High Five Guiding Principles remain the same?

•                  LifePoint will continue to be guided by the mission, vision, values and High Five Guiding Principles that are the foundation to our culture and business.

15.       Can I talk to people I know at RCCH about the merger and integration planning?

•                  It is important to remember that LifePoint and RCCH are still separate companies and must continue to operate that way until the closing of the transaction.

•                  Unless there is a need to speak with RCCH employees as part of your day-to-day responsibilities, or you’ve been specifically authorized to do so as part of integration planning, employees should not reach out.

16.       What do I do if I’m contacted by any outside parties about this announcement?

•                  Consistent with LifePoint’s policy, if HSC employees receive any external inquiries, please forward them to HSC Communications.

•                  For employees in our hospitals, please direct any external inquiries to your local marketing director.

•                  Also, consistent with company guidelines, please do not comment about this announcement on social media.

17.       Where should I go if I have additional questions?

•                  As we work through the integration planning process, we are committed to providing additional updates about our progress.

•                  In the interim, if you have any questions, please don’t hesitate to reach out to your appropriate manager or hospital O team.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving LifePoint. In connection with the proposed merger, LifePoint plans to file with the Securities and Exchange Commission (the “SEC”) preliminary and definitive proxy statements and other relevant documents. This communication is not a substitute for the proxy statement or any other document that LifePoint may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF LIFEPOINT ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the proxy statement and other documents filed by LifePoint with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov, and LifePoint’s website, www.lifepointhealth.net.

Participants in the Solicitation

LifePoint and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of LifePoint common stock in respect of the proposed transaction. Information about the directors and executive officers of LifePoint is set forth in LifePoint’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 23, 2018 and proxy statement for its 2018 annual meeting of stockholders, filed with the SEC on April 25, 2018. Additional information regarding potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant documents to be filed by LifePoint with the SEC in respect of the proposed transaction.

Forward-Looking Statements

This communication contains certain information, including statements as to the expected timing, completion and effects of the proposed merger involving LifePoint, which may constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, and actual results may differ materially. Such forward looking statements include, among others, statements about the benefits of the proposed transaction, including future financial and operating results, plans, objectives, expectations for LifePoint and other statements that are not historical facts. Such statements are based on the current beliefs and expectations of the management of LifePoint and are subject to significant risks and uncertainties outside of LifePoint’s control. These risks and uncertainties include the possibility that the anticipated benefits from the proposed transaction will not be realized, or will not be realized within the expected time periods; the occurrence of any event, change or other circumstances that could give rise to termination of the proposed transaction agreement; the failure of LifePoint’s stockholders to adopt the merger agreement; operating costs, loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed transaction; the retention of certain key employees at LifePoint; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the inability to obtain necessary regulatory approvals of the proposed transaction or the receipt of such approvals subject to conditions that are not anticipated; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the outcome of any legal proceedings related to the proposed transaction; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; the impact of the proposed transaction on LifePoint’s credit rating; and other risks described in LifePoint’s Form 10- K, Form 10-Q and Form 8-K reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, LifePoint does not undertake any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

On July 23, 2018, LifePoint Health, Inc. sent the following communication to vendors and business partners:

July 23, 2018

As you are an important partner to our company, I want to share the news that LifePoint Health has signed an agreement to merge with RCCH HealthCare Partners. RCCH is owned by certain funds managed by affiliates of Apollo Global Management, LLC, a leading global alternative investment manager. After the transaction closes, which is expected to occur over the course of the next several months, the combined company will be privately held, operate under the LifePoint Health name and be led by Bill Carpenter, chairman and chief executive officer of LifePoint. Attached is a copy of the press release that was issued.

Since its founding nearly 20 years ago, LifePoint has been committed to advancing its mission of Making Communities Healthier. RCCH, which operates regional health systems in non-urban communities across the United States, shares LifePoint’s commitment to providing high quality care to regional markets. This is an opportunity that LifePoint believes will allow us to meaningfully extend our mission and ensure that non-urban communities across the country have access to quality care, while generating new opportunities for growth and partnerships. Following completion of the merger, LifePoint will operate much as it does today, guided by the mission, vision, values and High Five Guiding Principles that are the foundation of its culture and business, and as a private company with Apollo’s additional support.

Until the close of the transaction, LifePoint and RCCH will remain separate companies and your day-to-day contacts at LifePoint will remain the same. We will continue to honor all current contracts and we do not expect any changes in how you work with us between now and closing. Both LifePoint and RCCH are committed to a smooth transition for all its hospitals after the transaction closes.

On behalf of all of us at LifePoint, we value our relationship with you and appreciate your continued support. If you have any questions about this announcement, please reach out to your usual contact at LifePoint.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving LifePoint. In connection with the proposed merger, LifePoint plans to file with the Securities and Exchange Commission (the “SEC”) preliminary and definitive proxy statements and other relevant documents. This communication is not a substitute for the proxy statement or any other document that LifePoint may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF LIFEPOINT ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the proxy statement and other documents filed by LifePoint with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov, and LifePoint’s website, www.lifepointhealth.net.

Participants in the Solicitation

LifePoint and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of LifePoint common stock in respect of the proposed transaction. Information about the directors and executive officers of LifePoint is set forth in LifePoint’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 23, 2018 and proxy statement for its 2018 annual meeting of stockholders, filed with the SEC on April 25, 2018. Additional information regarding potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant documents to be filed by LifePoint with the SEC in respect of the proposed transaction.

Forward-Looking Statements

This communication contains certain information, including statements as to the expected timing, completion and effects of the proposed merger involving LifePoint, which may constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, and actual results may differ materially. Such forward looking statements include, among others, statements about the benefits of the proposed transaction, including future financial and operating results, plans, objectives, expectations for LifePoint and other statements that are not historical facts. Such statements are based on the current beliefs and expectations of the management of LifePoint and are subject to significant risks and uncertainties outside of LifePoint’s control. These risks and uncertainties include the possibility that the anticipated benefits from the proposed transaction will not be realized, or will not be realized within the expected time periods; the occurrence of any event, change or other circumstances that could give rise to termination of the proposed transaction agreement; the failure of LifePoint’s stockholders to adopt the merger agreement; operating costs, loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed transaction; the retention of certain key employees at LifePoint; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the inability to obtain necessary regulatory approvals of the proposed transaction or the receipt of such approvals subject to conditions that are not anticipated; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the outcome of any legal proceedings related to the proposed transaction; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; the impact of the proposed transaction on LifePoint’s credit rating; and other risks described in LifePoint’s Form 10- K, Form 10-Q and Form 8-K reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, LifePoint does not undertake any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

LifePoint Health Strategic Partner FAQ

1.              What was announced?

•                  LifePoint Health announced that it has entered into an agreement to merge with RCCH HealthCare Partners, which is owned by certain funds managed by affiliates of Apollo Global Management, LLC, a leading global alternative investment manager.

•                  Upon completion of the transaction, the combined company will be privately held, continue to operate under the LifePoint Health name and be led by LifePoint’s current chairman and CEO, Bill Carpenter.

•                  LifePoint believes this transaction will allow the Company to meaningfully extend its mission and ensure that non-urban communities have access to quality care, while generating new opportunities for growth and partnerships that will help LifePoint navigate the changing healthcare industry dynamics.

2.              Who is RCCH?

•                  Like LifePoint, RCCH is headquartered in Brentwood, Tennessee, and operates regional health systems across the United States. RCCH has more than 14,000 employees and 2,500 affiliated physicians and mid-level providers.

•                  RCCH has built a strong network of hospitals through strategic partnerships and joint ventures with leading healthcare organizations.

•                  Like your organization, LifePoint and RCCH share a commitment to providing high quality patient care to their communities.

3.              Who is Apollo?

•                  Apollo Global Management is a leading global alternative investment manager with extensive experience investing in companies and helping them grow.

•                  Apollo takes a consistent, rigorous, value-oriented approach to its investments. It gives its funds’ portfolio companies the flexibility to invest today in strategies that are expected to create value over time.

4.              What does this mean for facilities/agencies that are jointly owned with LifePoint?

•                  One of the many reasons that LifePoint believes this transaction is so compelling to RCCH and Apollo is LifePoint’s strong partnerships.

•                  These partnerships have been, and will continue to be, very important to LifePoint — they are critical in helping LifePoint to continue advancing its mission, ensuring that communities have access to quality care close to home and navigating the changing healthcare industry dynamics.

•                  The combined company intends to maintain LifePoint’s strategic partnerships and will work closely with your organization throughout the integration planning to ensure that it continues to bring leading practices in quality and patient safety to their communities.

•                  While LifePoint’s ownership structure is changing, its strategy and commitment to patients and Making Communities Healthier — with the support of its partners — remains the same.

•                  Keep in mind that LifePoint and RCCH are in the early stages of this process, and there are a number of details to be determined in planning for the integration.

•                  LifePoint is committed to keeping its partners informed as there are relevant updates to share.

5.              Does this impact community foundation partners that are part owners of certain facilities?

•                  LifePoint does not anticipate this impacting its joint venture partners.

•                  After the transaction closes, which is expected to happen over the course of the next several months, the combined company will be privately held, will continue to operate under the LifePoint Health name and be led by LifePoint’s current chairman and CEO, Bill Carpenter — whom you’ve been working with for years.

•                  Put simply, LifePoint will continue to operate much as it does today, guided by the mission, vision, values and High Five Guiding Principles that are the foundation of LifePoint’s culture and business.

•                  This announcement is just the first step. Until the transaction closes, LifePoint and RCCH will remain separate companies and it is business as usual at [hospital].

•                  Following the merger, LifePoint is confident that its focus on providing quality care, close to home for its communities, will remain unchanged.

6.              Does this impact strategic partners’ association or support of LifePoint service lines?

•                  The support of strategic associations and partners in certain of LifePoint’s service lines are critical to providing high quality patient care across LifePoint’s hospital footprint.

•                  The combined company intends to maintain LifePoint’s strategic partnerships and will work closely with your organization throughout the integration planning to ensure that LifePoint continues to bring leading practices in quality and patient safety to their communities.

•                  While LifePoint’s ownership structure is changing, its commitment to patients and its mission to ensure that non-urban communities across the country have access to quality care — with the support of its partners — remains the same.

•                  Keep in mind that LifePoint and RCCH are in the very early stages of this process, and there are a number of details to be determined in planning for the integration.

•                  LifePoint is committed to keeping its partners informed as there are relevant updates to share.

7.              How does this merger impact the Duke LifePoint National Quality Program?

•                  The National Quality Program is a foundational aspect to LifePoint’s relationship with Duke, a partnership that is expected to continue upon LifePoint merging with RCCH, which is expected to occur over the course of the next several months.

•                  LifePoint is incredibly proud of its work with Duke to create the National Quality Program and the strides made to implement a structured process for ensuring consistent, high standards of quality and patient safety.

•                  RCCH shares LifePoint’s commitment to providing high quality patient care to its communities, and the National Quality Program is one of the reasons that LifePoint believes this transaction is so compelling to RCCH and Apollo.

•                  Keep in mind that LifePoint and RCCH are in the early stages of this process, and there are a number of details to be determined in planning for the integration. Any important updates will be shared in a timely manner.

•                  While we don’t have all of the details today, there have been no changes to this program and the Duke LifePoint partnership has not changed.

8.              Do you intend to extend the National Quality Program and Duke LifePoint Quality Affiliate designation to RCCH facilities?

•                  As LifePoint and RCCH plan for the integration, the companies look forward to determining the role that the National Quality Program will play in the combined organization, including potentially introducing it to hospitals within the RCCH portfolio.

•                  Keep in mind that LifePoint and RCCH are in the early stages of this process, and there are a number of details to be determined in planning for the integration. Any important updates will be shared in a timely manner.

•                  In the interim, if you have any questions, please don’t hesitate to reach out to [contact].

9.              Where should I go if I have additional questions?

•                  Any important updates will be shared in a timely manner.

•                  In the interim, if you have any questions, please don’t hesitate to reach out to [contact].

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving LifePoint. In connection with the proposed merger, LifePoint plans to file with the Securities and Exchange Commission (the “SEC”) preliminary and definitive proxy statements and other relevant documents. This communication is not a substitute for the proxy statement or any other document that LifePoint may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF LIFEPOINT ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the proxy statement and other documents filed by LifePoint with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov, and LifePoint’s website, www.lifepointhealth.net.

Participants in the Solicitation

LifePoint and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of LifePoint common stock in respect of the proposed transaction. Information about the directors and executive officers of LifePoint is set forth in LifePoint’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 23, 2018 and proxy statement for its 2018 annual meeting of stockholders, filed with the SEC on April 25, 2018. Additional information regarding potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant documents to be filed by LifePoint with the SEC in respect of the proposed transaction.

Forward-Looking Statements

This communication contains certain information, including statements as to the expected timing, completion and effects of the proposed merger involving LifePoint, which may constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, and actual results may differ materially. Such forward looking statements include, among others, statements about the benefits of the proposed transaction, including future financial and operating results, plans, objectives, expectations for LifePoint and other statements that are not historical facts. Such statements are based on the current beliefs and expectations of the management of LifePoint and are subject to significant risks and uncertainties outside of LifePoint’s control. These risks and uncertainties include the possibility that the anticipated benefits from the proposed transaction will not be realized, or will not be realized within the expected time periods; the occurrence of any event, change or other circumstances that could give rise to termination of the proposed transaction agreement; the failure of LifePoint’s stockholders to adopt the merger agreement; operating costs, loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed transaction; the retention of certain key employees at LifePoint; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the inability to obtain necessary regulatory approvals of the proposed transaction or the receipt of such approvals subject to conditions that are not anticipated; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the outcome of any legal proceedings related to the proposed transaction; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; the impact of the proposed transaction on LifePoint’s credit rating; and other risks described in LifePoint’s Form 10- K, Form 10-Q and Form 8-K reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, LifePoint does not undertake any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

On July 23, 2018, LifePoint Health, Inc. hospital administrators sent the following communication to medical staffs:

July 23, 2018

I am writing to share some news about [one of] [hospital]’s owner[s], LifePoint Health. This morning, LifePoint announced that it has entered into an agreement to merge with RCCH HealthCare Partners, which is owned by certain funds managed by affiliates of Apollo Global Management, LLC, a leading global alternative investment manager. After the transaction closes, which is expected to occur over the course of the next several months, the combined LifePoint and RCCH will [jointly] own [hospital] [with [local partner]]. This newly formed company will be privately held, continue to operate under the LifePoint Health name and be led by Bill Carpenter, the chairman and chief executive officer of LifePoint. The combined company will continue to be headquartered in Brentwood, Tennessee. Attached is a copy of the press release that was issued.

This is an opportunity that LifePoint believes will allow it to meaningfully extend our mission and ensure that non-urban communities across the country have access to quality care, while generating new opportunities for growth and partnerships. The leadership team at [hospital] shares this belief.

RCCH is another Tennessee-based healthcare company with a shared commitment to providing high quality care to regional markets. When the merger with RCCH is complete, LifePoint will continue to operate much as it does today, guided by the mission, vision, values and High Five Guiding Principles that are the foundation of its culture and business.

Until the close of the transaction, LifePoint and RCCH will remain separate companies and it is business as usual at [hospital]. Following the merger, we believe that LifePoint’s commitment to Making Communities Healthier will remain unchanged.

On behalf of all of us at [hospital] and LifePoint, we thank you for your continued support. We value our relationship with you and will continue to keep you informed of key milestones in this exciting new chapter for [hospital]. Please do not hesitate to reach out with any questions.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving LifePoint. In connection with the proposed merger, LifePoint plans to file with the Securities and Exchange Commission (the “SEC”) preliminary and definitive proxy statements and other relevant documents. This communication is not a substitute for the proxy statement or any other document that LifePoint may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF LIFEPOINT ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the proxy statement and other documents filed by LifePoint with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov, and LifePoint’s website, www.lifepointhealth.net.

Participants in the Solicitation

LifePoint and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of LifePoint common stock in respect of the proposed transaction. Information about the directors and executive officers of LifePoint is set forth in LifePoint’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 23, 2018 and proxy statement for its 2018 annual meeting of stockholders, filed with the SEC on April 25, 2018. Additional information regarding potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant documents to be filed by LifePoint with the SEC in respect of the proposed transaction.

Forward-Looking Statements

This communication contains certain information, including statements as to the expected timing, completion and effects of the proposed merger involving LifePoint, which may constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, and actual results may differ materially. Such forward looking statements include, among others, statements about the benefits of the proposed transaction, including future financial and operating results, plans, objectives, expectations for LifePoint and other statements that are not historical facts. Such statements are based on the current beliefs and expectations of the management of LifePoint and are subject to significant risks and uncertainties outside of LifePoint’s control. These risks and uncertainties include the possibility that the anticipated benefits from the proposed transaction will not be realized, or will not be realized within the expected time periods; the occurrence of any event, change or other circumstances that could give rise to termination of the proposed transaction agreement; the failure of LifePoint’s stockholders to adopt the merger agreement; operating costs, loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed transaction; the retention of certain key employees at LifePoint; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the inability to obtain necessary regulatory approvals of the proposed transaction or the receipt of such approvals subject to conditions that are not anticipated; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the outcome of any legal proceedings related to the proposed transaction; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; the impact of the proposed transaction on LifePoint’s credit rating; and other risks described in LifePoint’s Form 10- K, Form 10-Q and Form 8-K reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, LifePoint does not undertake any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

On July 23, 2018, LifePoint Health, Inc. hospital administrators sent the following communication to community partners and organizations:

July 23, 2018

I am writing to share some news about [one of] [hospital]’s owner[s], LifePoint Health. This morning, LifePoint announced that it has entered into an agreement to merge with RCCH HealthCare Partners, which is owned by certain funds managed by affiliates of Apollo Global Management, LLC, a leading global alternative investment manager. After the transaction closes, which is expected to occur over the course of the next several months, the combined LifePoint and RCCH will [jointly] own [hospital] [with [local partner]]. This newly formed company will be privately held, continue to operate under the LifePoint Health name and be led by Bill Carpenter, the current LifePoint chairman and chief executive officer. The company will continue to be headquartered in Brentwood, Tennessee. Attached is a copy of the press release that was issued.

This is an opportunity that LifePoint believes will allow it to meaningfully extend its mission and ensure that non-urban communities like ours have access to quality care, while generating new opportunities for growth and partnerships. The leadership team at [hospital] shares this belief.

RCCH is another Tennessee-based healthcare company with a shared commitment to providing high quality care to regional markets. When the merger with RCCH is complete, LifePoint will continue to operate much as it does today, guided by the mission, vision, values and High Five Guiding Principles that are the foundation of its culture and business.

Until the close of the transaction, LifePoint and RCCH will remain separate companies and it is business as usual at [hospital]. Following the merger, we are confident that LifePoint’s commitment to Making Communities Healthier will remain unchanged.

On behalf of all of us at [hospital] and LifePoint, we thank you for your continued support. We value our relationship with you and will continue to keep you informed of key milestones in this exciting new chapter for [hospital]. Please do not hesitate to reach out with any questions.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving LifePoint. In connection with the proposed merger, LifePoint plans to file with the Securities and Exchange Commission (the “SEC”) preliminary and definitive proxy statements and other relevant documents. This communication is not a substitute for the proxy statement or any other document that LifePoint may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF LIFEPOINT ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the proxy statement and other documents filed by LifePoint with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov, and LifePoint’s website, www.lifepointhealth.net.

Participants in the Solicitation

LifePoint and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of LifePoint common stock in respect of the proposed transaction. Information about the directors and executive officers of LifePoint is set forth in LifePoint’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 23, 2018 and proxy statement for its 2018 annual meeting of stockholders, filed with the SEC on April 25, 2018. Additional information regarding potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant documents to be filed by LifePoint with the SEC in respect of the proposed transaction.

Forward-Looking Statements

This communication contains certain information, including statements as to the expected timing, completion and effects of the proposed merger involving LifePoint, which may constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, and actual results may differ materially. Such forward looking statements include, among others, statements about the benefits of the proposed transaction, including future financial and operating results, plans, objectives, expectations for LifePoint and other statements that are not historical facts. Such statements are based on the current beliefs and expectations of the management of LifePoint and are subject to significant risks and uncertainties outside of LifePoint’s control. These risks and uncertainties include the possibility that the anticipated benefits from the proposed transaction will not be realized, or will not be realized within the expected time periods; the occurrence of any event, change or other circumstances that could give rise to termination of the proposed transaction agreement; the failure of LifePoint’s stockholders to adopt the merger agreement; operating costs, loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed transaction; the retention of certain key employees at LifePoint; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the inability to obtain necessary regulatory approvals of the proposed transaction or the receipt of such approvals subject to conditions that are not anticipated; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the outcome of any legal proceedings related to the proposed transaction; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; the impact of the proposed transaction on LifePoint’s credit rating; and other risks described in LifePoint’s Form 10- K, Form 10-Q and Form 8-K reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, LifePoint does not undertake any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

On July 23, 2018, LifePoint Health, Inc. hospital administrators sent the following communication to hospital boards of trustees:

July 23, 2018

I am writing to share some news about [one of] our [hospital]’s owner[s], LifePoint Health. This morning LifePoint announced that it has entered into an agreement to merge with RCCH HealthCare Partners, which is owned by certain funds managed by affiliates of Apollo Global Management, LLC, a leading global alternative investment manager. Attached is a copy of the press release that LifePoint issued, which provides additional information about the transaction.

After the transaction closes, which is expected to occur over the course of the next several months, the combined LifePoint and RCCH will [jointly] own our hospital [with [local partner]]. Since its founding nearly 20 years ago, LifePoint has been committed to advancing its mission of Making Communities Healthier. RCCH, which operates regional health systems in non-urban communities across the United States, shares LifePoint’s commitment to providing high quality care to regional markets.

This newly formed company will be privately held, operate under the LifePoint Health name and be led by Bill Carpenter, the chairman and chief executive officer of LifePoint. This is an opportunity that LifePoint believes will allow it to meaningfully extend its mission and ensure that non-urban communities across the country have access to quality care, while generating new opportunities for growth and partnerships to better support its entire network, including our hospital. In short, LifePoint will operate much as it does today, guided by the mission, vision, values and High Five Guiding Principles that are the foundation of its culture and business.

I realize you likely have questions about what this announcement means for our hospital. It is important to remember that this is very early in the process, and many details will be addressed as we develop integration plans. Rest assured, LifePoint has committed to keeping our leadership team informed throughout this process, and of course I will share information with you as I receive it. In the interim, please don’t hesitate to reach out — I will be working closely with our Group President at LifePoint to help answer questions you may have.

You may also receive inquiries from the media, investors or other external parties and, as always, it is important that we speak with one voice on this matter. Should you receive any inquiries, please immediately direct them to me to pass along to the appropriate people.

On behalf of the [hospital] leadership team, thank you for your continued support. We share LifePoint’s enthusiasm for this transaction and believe that with LifePoint as a private company, our hospital will be even better positioned to continue providing quality care to our patients and serving our community.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving LifePoint. In connection with the proposed merger, LifePoint plans to file with the Securities and Exchange Commission (the “SEC”) preliminary and definitive proxy statements and other relevant documents. This communication is not a substitute for the proxy statement or any other document that LifePoint may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION,

STOCKHOLDERS OF LIFEPOINT ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the proxy statement and other documents filed by LifePoint with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov, and LifePoint’s website, www.lifepointhealth.net.

Participants in the Solicitation

LifePoint and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of LifePoint common stock in respect of the proposed transaction. Information about the directors and executive officers of LifePoint is set forth in LifePoint’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 23, 2018 and proxy statement for its 2018 annual meeting of stockholders, filed with the SEC on April 25, 2018. Additional information regarding potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant documents to be filed by LifePoint with the SEC in respect of the proposed transaction.

Forward-Looking Statements

This communication contains certain information, including statements as to the expected timing, completion and effects of the proposed merger involving LifePoint, which may constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, and actual results may differ materially. Such forward looking statements include, among others, statements about the benefits of the proposed transaction, including future financial and operating results, plans, objectives, expectations for LifePoint and other statements that are not historical facts. Such statements are based on the current beliefs and expectations of the management of LifePoint and are subject to significant risks and uncertainties outside of LifePoint’s control. These risks and uncertainties include the possibility that the anticipated benefits from the proposed transaction will not be realized, or will not be realized within the expected time periods; the occurrence of any event, change or other circumstances that could give rise to termination of the proposed transaction agreement; the failure of LifePoint’s stockholders to adopt the merger agreement; operating costs, loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed transaction; the retention of certain key employees at LifePoint; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the inability to obtain necessary regulatory approvals of the proposed transaction or the receipt of such approvals subject to conditions that are not anticipated; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the outcome of any legal proceedings related to the proposed transaction; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; the impact of the proposed transaction on LifePoint’s credit rating; and other risks described in LifePoint’s Form 10- K, Form 10-Q and Form 8-K reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, LifePoint does not undertake any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.